SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 1998
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                           THE WIDECOM GROUP INC.
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             (Exact name of Registrant as specified in charter)

     Ontario, Canada               1-13588                 98-0139939
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(State or other jurisdic-       (Commission               (IRS Employer
 tion of incorporation)          File Number)          Identification No.)

72 Devon Road, Unit #18, Brampton, Ontario Canada           L6T 5B4
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code(905)712-0505
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        (Former name or former address, if changed since last report.)

Item 5.    Other Events

Private Offering

      The Company is Offering for sale in a private offering under Regulation D ("Offering"), to persons who qualify as "accredited investors" (as defined in Rule 501 under the Act) a minimum of 20 Units and a maximum of 50 Units. The Company has retained a Placement Agent who will be entitled to a commission of 10% of the proceeds of the sale and reimbursement of certain expenses. Each Unit consists of (a) 40,000 shares (the "Unit Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") and (b) a 12% three-year convertible secured subordinated note in the principal amount of $20,000 with a 12% rate of interest paid quarterly, commencing on March 31, 1999 (the "Notes"). The Offering, is on a best efforts $600,000 minimum - $1,500,000 maximum basis. The Offering Price per Unit is $30,000. Subject to redemption, each holder of a Note shall be entitled to convert into shares of Common Stock (i) up to one-half of the Note during the 30-day period commencing 180 days following the Initial Closing Date and (ii) the balance of the Notes at any time 360 days after the initial closing date, provided, however, the Notes may be converted in full at the Option of the holder at any time following the receipt of notice of redemption by the Company. The principal amount of the Notes may be converted at the conversion price of $1.00 US per share, subject to adjustment in certain circumstances to prevent dilution. The Notes mature three years from the date of issuance.

      In accordance with Rule 135(c) promulgated under the Securities Act (the "Act"), no offering of securities is being made and this Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any prior sale of such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

      The securities offered have not been registered with or approved or disapproved by the United States Securities and Exchange Commission or any State Securities Commission. The Offering is being made in reliance upon the availability of an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act").


                                  SIGNATURE
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      Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WIDECOM GROUP INC.
                                       (Registrant)

                                       By:  /s/ Raja S. Tuli
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                                            Raja S. Tuli
                                            Chief Executive Officer

Dated:  December 29, 1998